UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2013

Item 1.	Reports to Stockholders.

4	30	2013

SEMIANNUAL REPORT

Oppenheimer Equity Income Fund, Inc.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/13

	Class A Shares of the Fund		Russell 1000 Value Index	S&P 500 Index
	Without Sales Charge	With Sales Charge
6-Month	15.89%	9.23%	16.31%	14.42%
1-Year	21.41	14.43	21.80	16.89
5-Year	8.53	7.25	4.17	5.21
10-Year	10.22	9.57	8.42	7.88

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER EQUITY INCOME FUND, INC.

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 15.89% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 16.31%. Relative to the Index, the Fund’s underperformance stemmed from weaker relative stock selection in the information technology, consumer discretionary and health care sectors. The Fund outperformed the Index within the consumer staples and materials sectors as a result of stronger relative stock selection, as well as the energy sector due to an underweight position. Additionally, several of our convertible securities holdings contributed favorably.

MARKET OVERVIEW

Prior to the start of the reporting period, central banks in the United States and Europe announced new accommodative policy measures intended to promote market liquidity and stimulate greater economic growth. In September 2012, the U.S. Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of $40 billion of mortgage-backed securities issued by U.S. government agencies, also known as “QE3”. During the period, the Fed increased its monthly purchases to $85 billion. Meanwhile, the head of the European Central Bank (the “ECB”) had reassured investors that his institution was committed to supporting the Eurozone, and the ECB signaled its conditional intention to purchase massive amounts of debt from troubled members of the European Union. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program.

Investors reacted positively to these measures, and while uncertainty over the outcome of the U.S. presidential election resulted in some market volatility in early November, equity markets turned positive later in the month and rallied for the remainder of the period. In the U.S., the housing market continued to improve, further improving investor sentiment, and Gross Domestic Product maintained a moderate rate of growth. These developments helped markets shrug off numerous domestic concerns this period, including the fiscal cliff and the sequestration.

FUND REVIEW

During the period, the strongest performing holdings were our convertible securities in MGIC Investment Corp., as well as our investments in Citigroup, Inc. and JPMorgan Chase & Co. MGIC is a mortgage bond insurer, which has been a challenging business for the past few years. Credit trends continued to improve during the period and MGIC was able to resolve its disagreement with Freddie Mac. Additionally, MGIC was

OPPENHEIMER EQUITY INCOME FUND, INC.	3

able to raise additional capital, solidifying its balance sheet and enabling it to continue to write profitable new business. Citigroup is a diversified financial services company that continued to benefit from the strengthening housing market in the U.S. with both its book of mortgage loans regaining health and demand for new mortgage originations rising. During the period, the company’s CEO announced new targets for efficiency in each business segment. Additionally, the Federal Reserve announced stress tests results, which Citigroup passed with relatively healthy capital ratios. The market responded favorably to this news, helping push the company’s share price higher. JPMorgan Chase & Co., a leading global bank, performed positively during the period as its trading losses earlier in 2012 proved manageable. At period end, we continue to view the company’s low valuation, attractive dividend yield, earnings and dividend growth prospects, and excess capital favorably.

Outside of financials, our auto holdings in Lear Corp. and Ford Motor Co. benefited performance. Lear is a supplier of automotive seating and electrical distribution systems that rallied in the final month of the period after releasing a strong earnings report for its first quarter. The company also announced it had entered into an $800 million accelerated stock buyback program. Leading auto manufacturer Ford Motor performed positively due to solid domestic results, plans to reduce losses in Europe and a healthy balance sheet. We added to both of these auto stocks during the period as we remain positive on the industry at period end.

While individual detractors from performance were limited in the market rally, the most significant were Kohl’s Corp. and Apple, Inc. Kohl’s is a leading mid-priced off mall retailer. The company has had difficulty transitioning from a high growth story in the 1990s and early part of the last decade to a more consistent, mature retailer. Some merchandising changes have been slow to gain traction and Kohl’s has underperformed many of its competitors. Nevertheless, we believe that Kohl’s has the potential to stabilize and then grow its sales base. Apple has been a relatively large position for the Fund during the past year. While it has performed very poorly since peaking above $700 per share, we continue to believe that the risk/reward in Apple remains compelling. The stock trades at an extremely low multiple, has a huge and growing cash balance, has an attractive and increasing dividend yield and a new product slate scheduled to be released later in 2013. Our corporate bonds in mortgage insurer MBIA Insurance Corp. also experienced declines during the period, particularly over the first half of the period.

STRATEGY & OUTLOOK

The Fund invests primarily in the common stocks of large, dividend-paying companies, but may also own income-oriented investments such as preferred shares, convertible securities and other types of fixed income

4	OPPENHEIMER EQUITY INCOME FUND, INC.

securities. Through intensive fundamental research and the careful management of portfolio risks, the Fund aims to deliver strong returns compared to its peers.

We remain cautiously optimistic about the market for 2013. We expect the U.S. economy to continue to slowly heal and improve. Corporate earnings are solid and balance sheets are in great shape. Combined with attractive valuations and still low interest rates we think there is potential for further gains in the markets.

Michael S. Levine, CFA Portfolio Manager

OPPENHEIMER EQUITY INCOME FUND, INC.	5

Top Holdings and Allocations

TOP TEN COMMON STOCK INDUSTRIES
Diversified Financial Services	9.0%
Oil, Gas & Consumable Fuels	8.4
Pharmaceuticals	7.2
Diversified Telecommunication Services	5.9
Insurance	5.8
Computers & Peripherals	2.9
Multiline Retail	2.8
Media	2.7
Commercial Banks	2.6
Capital Markets	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	3.9
Chevron Corp.	3.0
Merck & Co., Inc.	2.2
Pfizer, Inc.	2.2
Ford Motor Co.	2.2
Microsoft Corp.	2.1
Apple, Inc.	2.0
CenturyLink, Inc.	1.9
Wells Fargo & Co.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Common Stocks	78.3%
Convertible Corporate Bonds and Notes	7.1
Money Market Fund	5.3
Preferred Stocks	3.7
Structured Securities	3.0
Non-Convertible Corporate Bonds and Notes	2.2
Mortgage-Backed Obligations	0.2
Rights, Warrants and Certificates	0.2
Options Purchased	—	*
U.S. Government Obligations	—	*
Foreign Government Obligations	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on the total market value of investments.

6	OPPENHEIMER EQUITY INCOME FUND, INC.

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	15.89%	21.41%	8.53%	10.22%
Class B (OBEIX)	3/3/97	15.30%	20.24%	7.53%	9.64%
Class C (OCEIX)	3/3/97	15.43%	20.43%	7.65%	9.29%
Class I (OEIIX)	2/28/12	16.10%	21.85%	18.96%*	N/A
Class N (ONEIX)	3/1/01	15.60%	20.92%	8.10%	9.79%
Class Y (OYEIX)	2/28/11	16.03%	21.78%	9.67%*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	9.23%	14.43%	7.25%	9.57%
Class B (OBEIX)	3/3/97	10.30%	15.24%	7.23%	9.64%
Class C (OCEIX)	3/3/97	14.43%	19.43%	7.65%	9.29%
Class I (OEIIX)	2/28/12	16.10%	21.85%	18.96%*	N/A
Class N (ONEIX)	3/1/01	14.60%	19.92%	8.10%	9.79%
Class Y (OYEIX)	2/28/11	16.03%	21.78%	9.67%*	N/A

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index measures the performance of the

OPPENHEIMER EQUITY INCOME FUND, INC.	7

large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER EQUITY INCOME FUND, INC.

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER EQUITY INCOME FUND, INC.	9

Fund Expenses  Continued

Actual	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During 6 Months Ended April 30, 2013
Class A	$1,000.00	$1,158.90	$5.42
Class B	1,000.00	1,153.00	10.40
Class C	1,000.00	1,154.30	9.55
Class I	1,000.00	1,161.00	3.33
Class N	1,000.00	1,156.00	7.62
Class Y	1,000.00	1,160.30	3.86

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.79	5.07
Class B	1,000.00	1,015.17	9.74
Class C	1,000.00	1,015.97	8.94
Class I	1,000.00	1,021.72	3.11
Class N	1,000.00	1,017.75	7.13
Class Y	1,000.00	1,021.22	3.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2013 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.94
Class C	1.78
Class I	0.62
Class N	1.42
Class Y	0.72

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF INVESTMENTS    April 30, 2013 / (Unaudited)

	Shares	Value

Common Stocks—79.3%
Consumer Discretionary—11.0%
Auto Components—2.0%
American Axle & Manufacturing Holdings, Inc.[1]	890,000	$11,899,300
Lear Corp.[2]	1,275,000	73,669,500
		85,568,800
Automobiles—2.2%
Ford Motor Co.[2]	6,750,000	92,542,500
Household Durables—0.2%
MDC Holdings, Inc.	232,500	8,742,000
Media—2.7%
Cablevision Systems Corp. New York Group, Cl. A2	1,250,000	18,575,000
Cinemark Holdings, Inc.[2]	500,000	15,445,000
Comcast Corp., Cl. A Special, Non-Vtg.	1,000,000	39,290,000
Time Warner Cable, Inc.	435,000	40,842,150
		114,152,150
Multiline Retail—2.8%
Kohl’s Corp.[2]	1,000,000	47,060,000
Target Corp.	1,035,000	73,029,600
		120,089,600
Specialty Retail—1.1%
Foot Locker, Inc.[2]	1,182,500	41,233,775
Staples, Inc.	432,500	5,726,300
		46,960,075
Consumer Staples—3.5%
Beverages—0.4%
PepsiCo, Inc.	205,000	16,906,350
Food & Staples Retailing—2.0%
CVS Caremark Corp.	182,000	10,588,760
Kroger Co. (The)[2]	1,000,000	34,380,000
Safeway, Inc.[2]	100,000	2,252,000
Walgreen Co.	750,000	37,132,500
		84,353,260
Food Products—1.0%
Archer-Daniels-Midland Co.	625,000	21,212,500
General Mills, Inc.[2]	220,500	11,117,610
Pinnacle Foods, Inc.[1]	455,000	10,860,850
		43,190,960
Household Products—0.1%
Energizer Holdings, Inc.[2]	50,000	4,829,500

OPPENHEIMER EQUITY INCOME FUND, INC.	11

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Energy—10.4%
Energy Equipment & Services—2.0%
Baker Hughes, Inc.	262,500	$11,914,875
Ensco plc, Cl. A	634,000	36,569,120
Halliburton Co.[2]	892,500	38,172,225
		86,656,220
Oil, Gas & Consumable Fuels—8.4%
Apache Corp.	500,000	36,940,000
BP plc, ADR	1,625,000	70,850,000
Chevron Corp.[2]	1,057,500	129,025,575
Kinder Morgan Management LLC[1]	1	48
Kinder Morgan, Inc.[2]	1,370,200	53,574,820
Royal Dutch Shell plc, ADR	675,000	45,879,750
Williams Cos., Inc. (The)	485,000	18,493,050
		354,763,243
Financials—22.6%
Capital Markets—2.6%
Goldman Sachs Group, Inc. (The)	425,000	62,079,750
Morgan Stanley	2,125,000	47,068,750
		109,148,500
Commercial Banks—2.6%
CIT Group, Inc.[1,2]	725,000	30,819,750
Wells Fargo & Co.	2,100,000	79,758,000
		110,577,750
Diversified Financial Services—9.0%
Bank of America Corp.	660,000	8,124,600
Citigroup, Inc.[2]	3,712,500	173,225,250
JPMorgan Chase & Co.[2]	3,400,000	166,634,000
KKR Financial Holdings LLC	3,175,000	33,940,750
		381,924,600
Insurance—5.8%
ACE Ltd.	133,750	11,922,475
Assured Guaranty Ltd.[2]	2,130,000	43,941,900
CNO Financial Group, Inc.	210,000	2,377,200
Everest Re Group Ltd.[2]	385,000	51,971,150
MetLife, Inc.	1,950,000	76,030,498
Prudential Financial, Inc.	260,000	15,709,200
XL Group plc	1,350,000	42,039,000
		243,991,423

12	OPPENHEIMER EQUITY INCOME FUND, INC.

	Shares	Value

Real Estate Investment Trusts (REITs)—2.4%
Apollo Commercial Real Estate Finance, Inc.[2]	1,430,000	$25,368,200
Ashford Hospitality Trust	1,370,000	17,645,600
Colony Financial, Inc.	260,000	5,798,000
CYS Investments, Inc.	2,025,000	25,170,750
Starwood Property Trust, Inc.	1,075,000	29,551,750
		103,534,300
Real Estate Management & Development—0.2%
American Homes 4 Rent[1,3]	665,000	9,975,000
Health Care—8.5%
Health Care Equipment & Supplies—0.7%
Medtronic, Inc.	650,000	30,342,000
Health Care Providers & Services—0.6%
UnitedHealth Group, Inc.	287,500	17,229,875
WellPoint, Inc.	140,000	10,208,800
		27,438,675
Pharmaceuticals—7.2%
GlaxoSmithKline plc, ADR[2]	595,000	30,725,800
Johnson & Johnson[2]	350,000	29,830,500
Merck & Co., Inc.	2,030,000	95,410,000
Pfizer, Inc.[2]	3,225,000	93,750,750
Teva Pharmaceutical Industries Ltd., Sponsored ADR[2]	1,450,000	55,520,500
		305,237,550
Industrials—3.2%
Aerospace & Defense—1.3%
General Dynamics Corp.	653,700	48,347,652
Textron, Inc.	375,000	9,656,250
		58,003,902
Commercial Services & Supplies—0.9%
Pitney Bowes, Inc.[2]	900,000	12,303,000
R.R. Donnelley & Sons Co.	2,000,000	24,620,000
		36,923,000
Industrial Conglomerates—0.3%
General Electric Co.[2]	650,000	14,488,500
Marine—0.7%
Box Ships, Inc.[4]	1,110,000	5,350,200
Costamare, Inc.	1,000,000	16,040,000
Diana Containerships, Inc.[4]	1,240,000	7,055,600
		28,445,800

OPPENHEIMER EQUITY INCOME FUND, INC.	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Information Technology—7.0%
Communications Equipment—1.3%
Cisco Systems, Inc.	600,000	$12,552,000
QUALCOMM, Inc.	700,000	43,134,000
		55,686,000
Computers & Peripherals—2.9%
Apple, Inc.	192,500	85,229,375
Seagate Technology[2]	1,027,500	37,709,250
		122,938,625
Electronic Equipment, Instruments & Components—0.5%
Corning, Inc.	1,500,000	21,750,000
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp.	320,000	7,664,000
Software—2.1%
Microsoft Corp.[2]	2,675,000	88,542,500
Materials—4.6%
Chemicals—1.9%
Celanese Corp., Series A	100,000	4,941,000
Lyondellbasell Industries NV, Cl. A2	365,000	22,155,500
Mosaic Co. (The)	840,000	51,735,600
Potash Corp. of Saskatchewan, Inc.	67,500	2,841,750
		81,673,850
Metals & Mining—1.2%
Allegheny Technologies, Inc.	1,100,000	29,678,000
Freeport-McMoRan Copper & Gold, Inc., Cl. B2	650,000	19,779,500
		49,457,500
Paper & Forest Products—1.5%
International Paper Co.[2]	1,350,000	63,423,000
Telecommunication Services—5.9%
Diversified Telecommunication Services—5.9%
AT&T, Inc.[2]	1,620,000	60,685,200
CenturyLink, Inc.[2]	2,125,000	79,836,250
Consolidated Communications Holdings, Inc.[2]	1,587,500	29,257,625
Frontier Communications Corp.	13,976,300	58,141,408
Windstream Corp.	2,662,500	22,684,500
		250,604,983
Utilities—2.6%
Electric Utilities—1.9%
American Electric Power Co., Inc.	555,000	28,543,650
Edison International[2]	675,000	36,315,000

14	OPPENHEIMER EQUITY INCOME FUND, INC.

	Shares	Value

Electric Utilities Continued
Exelon Corp.[2]	162,200	$6,084,122
PPL Corp.	325,000	10,848,500
		81,791,272
Energy Traders—0.4%
NRG Energy, Inc.	500,000	13,935,000
Multi-Utilities—0.3%
CenterPoint Energy, Inc.[1]	77,500	3,715,156
National Grid plc, Sponsored ADR	150,000	9,567,000
		13,282,156
Total Common Stocks (Cost $2,772,948,130)		3,369,534,544
Preferred Stocks—3.7%
Continental Airlines Finance Trust II, 6% Cum. Cv. Term Income Deferrable Equity Securities	155,000	7,444,836
General Motors Co., 4.75% Cv., Series B, Non-Vtg.	1,975,000	91,798,000
iStar Financial, Inc., 4.50% Cum. Cv., Series J, Non-Vtg.[1]	70,000	3,832,500
MetLife, Inc., 5% Cv., Non-Vtg.	462,500	23,194,375
PPL Corp., 8.75% Cv.	265,000	15,105,000
Synovus Financial Corp., 8.25% Cv.	705,000	17,462,850
Total Preferred Stocks (Cost $145,344,156)		158,837,561
	Units
Rights, Warrants and Certificates—0.2%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1] (Cost $2,577,600)	1,440,000	8,020,800
	Principal Amount
Mortgage-Backed Obligations—0.2%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.438%, 5/1/36[5]	$166,862	165,199
Banc of America Mortgage 2001-E Trust, Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 3.106%, 6/1/34[5]	255,560	251,675
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	135,825	129,759
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	229,062	219,297
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	102,962	86,748
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	1,342,770	1,083,439
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	391,207	300,856
Federal Home Loan Mortgage Corp.:
8%, 4/1/16	7,142	7,543
9%, 8/1/22-5/1/25	3,530	3,968

OPPENHEIMER EQUITY INCOME FUND, INC.	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Mortgage-Backed Obligations Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	$9,613	$11,024
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 17.355%, 4/1/27[6]	161,835	21,638
Series 192, Cl. IO, 11.446%, 2/1/28[6]	44,753	6,801
Series 2130, Cl. SC, 53.697%, 3/15/29[6]	145,091	33,085
Series 243, Cl. 6, 21.929%, 12/15/32[6]	183,530	27,868
Series 2639, Cl. SA, 31.289%, 7/15/22[6]	159,465	6,656
Series 2796, Cl. SD, 53.755%, 7/15/26[6]	210,511	43,636
Series 2802, Cl. AS, 29.923%, 4/15/33[6]	78,825	2,565
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.623%, 6/1/26[7]	45,669	42,215
Federal National Mortgage Assn.:
7.50%, 1/1/33	164,462	200,055
8.50%, 7/1/32	6,962	8,226
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-63, Cl. SD, 28.89%, 12/18/31[6]	4,931	1,049
Trust 2001-65, Cl. S, 25.566%, 11/25/31[6]	338,483	72,424
Trust 2001-68, Cl. SC, 28.064%, 11/25/31[6]	3,150	732
Trust 2001-81, Cl. S, 25.674%, 1/25/32[6]	81,185	16,504
Trust 2002-47, Cl. NS, 32.118%, 4/25/32[6]	199,818	44,849
Trust 2002-51, Cl. S, 32.323%, 8/25/32[6]	183,478	39,953
Trust 2002-52, Cl. SD, 37.767%, 9/25/32[6]	243,467	55,243
Trust 2002-7, Cl. SK, 22.978%, 1/25/32[6]	5,634	1,053
Trust 2002-77, Cl. BS, 22.65%, 12/18/32[6]	11,108	2,338
Trust 2002-77, Cl. SH, 36.755%, 12/18/32[6]	128,230	30,008
Trust 2002-9, Cl. MS, 27.03%, 3/25/32[6]	121,902	29,734
Trust 2002-90, Cl. SN, 28.283%, 8/25/32[6]	9,382	1,686
Trust 2002-90, Cl. SY, 33.447%, 9/25/32[6]	4,977	906
Trust 2003-4, Cl. S, 29.07%, 2/25/33[6]	208,650	37,796
Trust 2003-46, Cl. IH, 33.508%, 6/1/23[6]	1,251,259	149,811
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[6]	172	1
Trust 2004-54, Cl. DS, 42.186%, 11/25/30[6]	212,805	41,141
Trust 2005-14, Cl. SE, 38.382%, 3/25/35[6]	273,420	44,610
Trust 2005-93, Cl. SI, 13.791%, 10/25/35[6]	167,328	24,994
Trust 214, Cl. 2, 43.991%, 3/1/23[6]	275,742	45,050
Trust 222, Cl. 2, 27.306%, 6/1/23[6]	353,296	57,339
Trust 247, Cl. 2, 47.559%, 10/1/23[6]	88,359	15,977
Trust 252, Cl. 2, 44.007%, 11/1/23[6]	307,531	53,870
Trust 319, Cl. 2, 3.306%, 2/1/32[6]	87,383	13,684
Trust 320, Cl. 2, 11.393%, 4/1/32[6]	475,956	69,448
Trust 331, Cl. 9, 7.136%, 2/1/33[6]	39,086	6,375
Trust 334, Cl. 17, 13.818%, 2/1/33[6]	190,227	32,151
Trust 339, Cl. 12, 0%, 6/1/33[6,8]	380,272	62,474
Trust 343, Cl. 13, 0%, 9/1/33[6,8]	348,412	49,595
Trust 343, Cl. 18, 0%, 5/1/34[6,8]	54,169	7,544
Trust 345, Cl. 9, 0%, 1/1/34[6,8]	296,708	37,872
Trust 351, Cl. 10, 0.739%, 4/1/34[6]	89,293	12,512
Trust 351, Cl. 8, 0%, 4/1/34[6,8]	186,711	26,277
Trust 356, Cl. 10, 0%, 6/1/35[6,8]	142,650	19,160
Trust 356, Cl. 12, 0%, 2/1/35[6,8]	69,725	9,431
Trust 362, Cl. 13, 0%, 8/1/35[6,8]	836,712	122,269
Trust 364, Cl. 16, 0%, 9/1/35[6,8]	318,124	42,856

16	OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal Amount		Value

Mortgage-Backed Obligations Continued
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.113%, 9/25/23[7]	$137,733		$129,890
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	407,502		329,832
Government National Mortgage Assn.:
1.625%, 4/8/26[5]	11,059		11,546
7%, 1/29/24-4/29/26	74,300		87,784
7.50%, 5/29/27	304,742		355,084
8%, 5/1/17	6,402		6,911
8.50%, 8/1/17-12/15/17	4,653		4,960
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 2001-21, Cl. SB, 78.739%, 1/16/27[6]	328,306		66,519
Series 2002-15, Cl. SM, 69.251%, 2/16/32[6]	257,400		57,252
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.859%, 11/1/35[5]	598,775		529,629
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.918%, 5/1/37[5]	85,653		83,641
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	596,305		564,372
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.67%, 4/1/34[5]	279,334		292,283
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	113,953		117,265
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	37,477		30,077
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	97,373		90,402
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.522%, 12/1/35[5]	342,323		323,996
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	424,190		453,670
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.647%, 10/1/36[5]	354,153		346,085
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.987%, 11/1/37[5]	373,668		341,913
Total Mortgage-Backed Obligations (Cost $8,107,107)			8,154,080
U.S. Government Obligations—0.0%
Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $449,927)	425,000		486,038
Foreign Government Obligations—0.0%
Germany (Federal Republic of) Bonds, Series 94, 6.25%, 1/4/24 (Cost $1)	1	EUR	2

OPPENHEIMER EQUITY INCOME FUND, INC.	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes—2.2%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	$240,000	$293,981
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	481,000	507,472
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	709,474
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	440,544
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	435,312
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	990,000	1,028,212
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	761,000	960,069
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	210,000	253,845
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[9]	940,000	1,142,710
BNP Paribas SA, 5.186% Jr. Sub. Perpetual Nts.[9,10]	170,000	167,875
British Telecommunications plc, 9.625% Bonds, 12/15/30	325,000	525,064
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	65,694
8.50% Sr. Unsec. Nts., 6/15/19	365,000	476,380
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	143,000	177,545
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[9]	486,000	493,082
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	262,000	301,303
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	413,670
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	193,000	199,548
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	968,000	1,152,389
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	495,000	534,600
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	553,499
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	540,000	646,806
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	490,431
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	176,478
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	505,081
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	503,000	503,930
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	968,042
Energizer Holdings, Inc., 4.70% Sr. Unsec. Unsub. Nts., 5/19/21	552,000	599,375
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	525,308
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	328,224
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	1,017,000	1,023,987
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	383,018
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	128,000	135,922
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	550,444
General Electric Capital Corp., 6.375% Unsec. Sub. Bonds, 11/15/67	1,005,000	1,073,843
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[3,5]	631,000	612,859

18	OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	$523,000	$552,611
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	196,310
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	553,000	556,215
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	203,401
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[5]	1,330,000	1,356,600
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	620,698
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[9]	780,000	869,326
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	539,000	588,956
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	200,000	214,500
10% Sr. Unsec. Nts., 7/15/17	620,000	661,850
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[10]	900,000	1,049,646
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	219,000	251,209
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	909,000	911,565
Kinross Gold Corp., 3.625% Sr. Unsec. Unsub. Nts., 9/1/16	419,000	428,786
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	449,589
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	487,000	525,960
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[9]	808,000	898,747
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,102,000	1,121,285
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[9]	598,000	684,388
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	422,781
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[9]	735,000	840,528
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	580,000	662,061
MBIA Insurance Corp.:
11.564% Unsec. Sub. Nts., 1/15/33[11]	100,000	28,000
14% Bonds, 1/15/33[9,11]	23,150,000	6,482,000
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	383,029
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	369,000	501,878
MGIC Investment Corp., 5.375% Sr. Unsec. Unsub. Nts., 11/1/15	22,930,000	23,130,638
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[9]	218,000	254,727
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,275,000	1,440,626
Mylan, Inc., 6% Sr. Nts., 11/15/18[9]	565,000	619,859
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	680,000	779,613
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	573,000	753,305
NII Capital Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/1/21	7,000,000	6,230,000
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	520,000	554,218
Oncor Electric Delivery Co. LLC, 7% Debs., 9/1/22	470,000	629,756
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	323,000	393,579
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[9]	763,000	883,440

OPPENHEIMER EQUITY INCOME FUND, INC.	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	$345,000	$379,165
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	503,000	553,300
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[9]	305,000	324,444
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	625,900
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[9]	930,000	946,275
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	645,534
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	583,000
SLM Corp., 6.25% Sr. Nts., 1/25/16	739,000	806,434
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[9,10]	1,077,000	1,157,775
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	625,000	678,613
Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[9]	540,000	695,190
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	279,000	401,537
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	251,000	258,181
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	550,000	596,750
UBS AG (Stamford CT), 2.25% Sr. Unsec. Nts., 8/12/13	223,000	224,264
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[10]	243,000	256,973
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	31,000	33,623
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	402,149
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	296,000	410,544
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	307,000	331,395
6.50% Sr. Sec. Nts., 1/15/18	658,000	704,060
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	438,144
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	642,311
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	382,000	443,359
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	597,243
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[9]	390,000	442,106
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	528,000	528,843
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	183,840
6% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	455,470
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[9]	78,000	88,740
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[3,5]	598,000	642,850
Zions Bancorp, 7.75% Sr. Unsec. Nts., 9/23/14	723,000	784,977
Total Non-Convertible Corporate Bonds and Notes (Cost $87,839,206)		92,750,685
Convertible Corporate Bonds and Notes—7.2%
Colony Financial, Inc., 5% Cv. Sr. Unsec. Unsub. Nts., 4/15/23	250,000	273,281
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15	26,750,000	48,367,344
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	31,000,000	37,839,375

20	OPPENHEIMER EQUITY INCOME FUND, INC.

	Principal Amount	Value

Convertible Corporate Bonds and Notes Continued
MGIC Investment Corp.: 5% Cv. Sr. Nts., 5/1/17	$13,000,000	$13,341,250
9% Cv. Jr. Unsec. Sub. Bonds, 4/1/63[9,11]	87,000,000	91,023,750
Micron Technology, Inc., 2.125% Cv. Sr. Unsec. Nts., 2/15/33[9]	2,000,000	2,240,000
Molycorp, Inc., 3.25% Cv. Sr. Unsec. Nts., 6/15/16	12,000,000	7,305,000
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	25,000,000	25,765,625
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs., 12/15/41	54,800,000	44,525,000
Standard Chartered plc, 6.409% Cv. Jr. Sub. Perpetual Bonds[9,10]	400,000	411,567
Starwood Property Trust, Inc., 4.55% Cv. Sr. Unsec. Unsub. Nts., 3/1/18	3,000,000	3,337,500
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	22,250,000	32,999,531
Total Convertible Corporate Bonds and Notes (Cost $245,893,119)		307,429,223
Structured Securities—3.1%
Bank of America, American International Group, Inc. Equity Linked Nts., 4/4/14[9]	393,000	15,841,830
Citigroup, Inc., Micron Technology Inc. Equity Linked Nts., 11/1/13	1,063,954	9,994,954
Credit Suisse AG: Apple, Inc. Equity Linked Nts., 8/15/13	21,735	9,678,671
CVS Caremark Corp. Equity Linked Nts., 9/24/13	272,250	15,525,840
Micron Technology, Inc. Equity Linked Nts., 10/30/13	1,081,100	10,065,041
Micron Technology, Inc. Equity Linked Nts., 7/26/13	1,944,000	16,781,965
Deutsche Bank AG: Celanese Corp. Equity Linked Nts., 10/24/13[9]	207,300	10,189,449
Celanese Corp. Equity Linked Nts., 6/28/13[9]	222,500	10,941,715
Goldman Sachs Group, Inc. (The), CONSOL Energy, Inc. Equity Linked Nts., 6/18/13[9]	294,118	10,204,592
Morgan Stanley: Rite Aid Corp. Equity Linked Nts., 10/31/13[9]	4,000,000	9,923,532
Rite Aid Corp. Equity Linked Nts., 7/12/13[9]	7,246,400	12,041,430
Total Structured Securities (Cost $125,249,673)		131,189,019

	Expiration Date	Strike Price	Contracts
Options Purchased—0.0%
Apache Corp. Put[1]	5/20/13	$70.000	2,500	135,000
BP plc, ADR Put[1]	5/20/13	42.000	3,000	72,000
Capital One Financial Corp. Put[1]	5/20/13	50.000	7,500	30,000
Capital One Financial Corp. Put[1]	5/20/13	52.500	2,000	17,000
Celanese Corp., Series A Put[1]	5/20/13	42.500	2,000	20,000
Devon Energy Corp. Put[1]	5/20/13	47.500	3,000	33,000
Ensco plc, Cl. A Put[1]	5/20/13	52.500	2,000	80,000
Foot Locker, Inc. Put[1]	5/20/13	30.000	5,000	25,000
Lyondellbasell Industries NV, Cl. A Put[1]	5/20/13	50.000	1,000	7,500
MDC Holdings, Inc. Put[1]	5/20/13	30.000	5,250	26,250

OPPENHEIMER EQUITY INCOME FUND, INC.	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Expiration Date	Strike Price	Contracts
Options Purchased Continued
Oracle Corp. Put[1]	5/20/13	$30.000	3,500	$14,000
Valero Energy Corp. Put[1]	5/20/13	35.000	4,000	60,000
Total Options Purchased (Cost $1,499,526)				519,750

			Shares
Investment Company—5.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[4,12] (Cost $226,906,119)			226,906,119	226,906,119
Total Investments, at Value (Cost $3,616,814,564)			101.3%	4,303,827,821
Liabilities in Excess of Other Assets			(1.3)	(55,500,596)

Net Assets			100.0%	$4,248,327,225

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR	Euro

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $359,666,845. See Note 6 of the accompanying Notes.

3. Restricted security. The aggregate value of restricted securities as of April 30, 2013 was $11,230,709, which represents 0.26% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
American Homes 4 Rent	12/6/12-3/7/13	$10,475,000	$9,975,000	$(500,000)
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11	539,768	612,859	73,091
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	601,822	642,850	41,028

		$11,616,590	$11,230,709	$(385,881)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions		Gross Reductions	Shares April 30, 2013
Box Ships, Inc.[a]	1,377,500	—		267,500	1,110,000
Diana Containerships, Inc.[a]	1,481,078	10,000		251,078	1,240,000
Oppenheimer Institutional Money Market Fund, Cl. E	37,325,668	433,002,507		243,422,056	226,906,119

		Value		Income	Realized Loss
Box Ships, Inc.[a]		$—	[b]	$564,102	$1,733,459
Diana Containerships, Inc.[a]		—	[b]	855,000	325,629
Oppenheimer Institutional Money Market Fund, Cl. E		226,906,119		46,941	—

		$226,906,119		$1,466,043	$2,059,088

22	OPPENHEIMER EQUITY INCOME FUND, INC.

Footnotes to Statement of Investments Continued

a. No longer an affiliate as of April 30, 2013.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,544,736 or 0.04% of the Fund’s net assets as of April 30, 2013.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $172,105 or less than 0.005% of the Fund’s net assets as of April 30, 2013.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $179,809,077 or 4.23% of the Fund’s net assets as of April 30, 2013.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

12. Rate shown is the 7-day yield as of April 30, 2013.

Written Options as of April 30, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Apache Corp.	Put	3,000	$75.000	5/20/13	$1,468,164	$(696,000)	$772,164
Apache Corp.	Put	2,500	72.500	5/20/13	805,188	(282,500)	522,688
Apache Corp.	Put	1,000	72.500	6/24/13	216,957	(214,000)	2,957
Apple, Inc.	Call	25	470.000	5/20/13	3,548	(5,049)	(1,501)
Apple, Inc.	Put	166	585.000	6/24/13	1,956,154	(2,414,470)	(458,316)
Apple, Inc.	Put	150	530.000	5/20/13	1,146,249	(1,321,800)	(175,551)
Apple, Inc.	Put	150	585.000	5/20/13	1,931,051	(2,181,375)	(250,324)
Apple, Inc.	Put	150	550.000	6/24/13	1,513,380	(1,659,300)	(145,920)
Apple, Inc.	Put	125	500.000	6/24/13	660,855	(778,125)	(117,270)
Apple, Inc.	Put	105	630.000	5/20/13	1,611,385	(1,998,938)	(387,553)
Apple, Inc.	Put	75	625.000	6/24/13	1,166,071	(1,390,688)	(224,617)
Apple, Inc.	Put	50	545.000	5/20/13	388,359	(525,750)	(137,391)
Apple, Inc.	Put	50	545.000	6/24/13	402,339	(525,950)	(123,611)
Assured Guaranty Ltd.	Call	250	22.000	5/20/13	5,440	(4,125)	1,315
AT&T, Inc.	Call	4,250	38.000	5/20/13	138,859	(102,000)	36,859
AT&T, Inc.	Call	2,250	37.000	5/20/13	135,182	(180,000)	(44,818)
Blackstone Group LP (The)	Put	2,500	19.000	5/20/13	66,424	(22,500)	43,924
BP plc, ADR	Put	5,500	43.000	5/20/13	1,605,756	(302,500)	1,303,256
BP plc, ADR	Put	1,480	44.000	5/20/13	544,572	(177,600)	366,972
BP plc, ADR	Put	1,020	43.000	6/24/13	99,919	(102,000)	(2,081)
Cablevision Systems Corp. New York Group, Cl. A	Call	1,750	15.000	5/20/13	55,683	(70,000)	(14,317)

OPPENHEIMER EQUITY INCOME FUND, INC.	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Written Options Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Cablevision Systems Corp. New York Group, Cl. A	Call	500	$14.000	5/20/13	$31,980	$(49,500)	$(17,520)
Capital One Financial Corp.	Put	10,000	55.000	5/20/13	1,977,068	(280,000)	1,697,068
Cardinal Health, Inc.	Put	3,000	42.000	5/20/13	288,630	(75,000)	213,630
Celanese Corp., Series A	Put	1,500	47.500	5/20/13	251,793	(78,750)	173,043
Celanese Corp., Series A	Put	500	45.000	5/20/13	145,978	(12,500)	133,478
CenturyLink, Inc.	Call	375	38.000	5/20/13	10,861	(22,500)	(11,639)
CenturyLink, Inc.	Call	250	37.000	5/20/13	18,853	(30,000)	(11,147)
Citigroup, Inc.	Call	750	46.000	5/20/13	82,537	(96,750)	(14,213)
Citigroup, Inc.	Put	750	42.000	5/20/13	83,460	(6,000)	77,460
CONSOL Energy, Inc.	Put	1,875	35.000	5/20/13	537,417	(380,625)	156,792
Devon Energy Corp.	Put	3,000	52.500	5/20/13	325,839	(162,000)	163,839
Edison International	Call	1,000	52.500	5/20/13	65,001	(175,000)	(109,999)
Energizer Holdings, Inc.	Call	500	95.000	5/20/13	158,086	(175,000)	(16,914)
Energizer Holdings, Inc.	Put	910	57.500	6/24/13	511,374	(213,850)	297,524
Ensco plc, Cl. A	Put	1,000	57.500	5/20/13	241,957	(115,000)	126,957
Exelon Corp.	Call	1,350	36.000	5/20/13	113,347	(182,250)	(68,903)
Foot Locker, Inc.	Call	100	34.000	5/20/13	1,646	(10,500)	(8,854)
Foot Locker, Inc.	Put	7,500	33.000	5/20/13	883,447	(112,500)	770,947
Foot Locker, Inc.	Put	2,000	33.000	6/24/13	293,918	(130,000)	163,918
Ford Motor Co.	Call	250	13.000	5/20/13	9,490	(17,750)	(8,260)
Ford Motor Co.	Put	500	13.000	5/20/13	8,981	(4,000)	4,981
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Call	500	35.000	5/20/13	7,996	(2,000)	5,996
Frontier Communications Corp.	Put	3,987	5.000	5/20/13	296,276	(358,830)	(62,554)
General Dynamics Corp.	Put	963	70.000	5/20/13	346,154	(19,260)	326,894
General Electric Co.	Call	375	22.000	5/20/13	5,026	(17,250)	(12,224)
General Mills, Inc.	Call	1,000	49.000	5/20/13	62,961	(160,000)	(97,039)
General Mills, Inc.	Call	1,000	50.000	5/20/13	55,301	(80,000)	(24,699)
GlaxoSmithKline plc, ADR	Call	500	50.000	5/20/13	20,731	(80,000)	(59,269)

24	OPPENHEIMER EQUITY INCOME FUND, INC.

Footnotes to Statement of Investments Continued

Written Options Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Halliburton Co.	Call	100	$41.000	5/20/13	$7,796	$(21,400)	$(13,604)
Halliburton Co.	Put	1,000	38.000	5/20/13	117,960	(7,000)	110,960
Intel Corp.	Put	750	22.000	5/20/13	76,178	(4,500)	71,678
International Paper Co.	Call	500	50.000	5/20/13	29,480	(14,500)	14,980
Johnson & Johnson	Call	2,500	82.500	5/20/13	343,728	(727,500)	(383,772)
Kinder Morgan, Inc.	Call	2	37.500	5/20/13	165	(349)	(184)
Kroger Co. (The)	Call	1,000	34.000	5/20/13	34,132	(65,000)	(30,868)
Lear Corp.	Call	500	60.000	5/20/13	13,231	(17,500)	(4,269)
Lyondellbasell Industries NV, Cl. A	Call	450	62.250	6/24/13	99,631	(81,000)	18,631
Lyondellbasell Industries NV, Cl. A	Call	100	60.000	5/20/13	7,396	(20,000)	(12,604)
Lyondellbasell Industries NV, Cl. A	Put	1,000	55.000	5/20/13	204,318	(30,000)	174,318
M&T Bank Corp.	Put	500	100.000	5/20/13	100,404	(52,500)	47,904
MDC Holdings, Inc.	Put	3,000	33.000	5/20/13	345,879	(45,000)	300,879
MDC Holdings, Inc.	Put	2,000	34.000	5/20/13	259,349	(50,000)	209,349
MDC Holdings, Inc.	Put	1,000	35.000	5/20/13	239,457	(46,000)	193,457
MDC Holdings, Inc.	Put	500	36.000	5/20/13	152,228	(40,000)	112,228
MGIC Investment Corp.	Put	5,000	4.500	6/24/13	102,809	(55,000)	47,809
MGIC Investment Corp.	Put	2,500	5.000	6/24/13	82,629	(60,000)	22,629
MGIC Investment Corp.	Put	1,500	4.500	5/20/13	33,018	(4,500)	28,518
Micron Technology, Inc.	Put	7,500	9.000	5/20/13	226,732	(135,000)	91,732
Microsoft Corp.	Call	3,750	33.000	5/20/13	182,164	(243,750)	(61,586)
Oracle Corp.	Put	3,500	32.000	5/20/13	180,264	(84,000)	96,264
Pfizer, Inc.	Call	1,325	32.000	5/20/13	24,474	(3,975)	20,499
Pitney Bowes, Inc.	Call	1,500	17.000	5/20/13	50,942	(6,000)	44,942
Pitney Bowes, Inc.	Call	1,000	16.000	5/20/13	73,961	(5,000)	68,961
Pitney Bowes, Inc.	Call	1,000	14.000	6/24/13	38,961	(40,000)	(1,039)

OPPENHEIMER EQUITY INCOME FUND, INC.	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Written Options Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Pitney Bowes, Inc.	Call	250	$15.000	5/20/13	$9,860	$(1,250)	$8,610
QUALCOMM, Inc.	Call	325	62.500	5/20/13	31,684	(25,350)	6,334
QUALCOMM, Inc.	Call	200	65.000	5/20/13	4,192	(3,800)	392
Safeway, Inc.	Call	500	24.000	5/20/13	9,481	(7,500)	1,981
Safeway, Inc.	Call	500	29.000	5/20/13	36,980	(1,500)	35,480
Safeway, Inc.	Put	1,000	22.000	5/20/13	31,462	(45,000)	(13,538)
Seagate Technology	Call	3,500	34.000	5/20/13	896,848	(990,500)	(93,652)
Seagate Technology	Call	2,750	33.000	5/20/13	569,633	(1,006,500)	(436,867)
Seagate Technology	Call	2,000	35.000	5/20/13	291,805	(460,000)	(168,195)
Seagate Technology	Call	1,000	32.000	5/20/13	292,956	(430,000)	(137,044)
Seagate Technology	Call	950	36.000	5/20/13	95,285	(156,750)	(61,465)
Standard Pacific Corp.	Put	2,500	8.000	5/20/13	72,404	(27,500)	44,904
Time Warner Cable, Inc.	Put	500	87.500	5/20/13	58,480	(8,000)	50,480
UnitedHealth Group, Inc.	Put	500	57.500	5/20/13	34,480	(14,500)	19,980
Valero Energy Corp.	Put	2,000	40.000	5/20/13	309,458	(228,000)	81,458
Valero Energy Corp.	Put	1,000	39.000	5/20/13	194,928	(75,000)	119,928

					$28,724,865	$(23,342,109)	$5,382,756

See accompanying Notes to Financial Statements.

26	OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES    April 30, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,389,908,445)	$4,076,921,702
Affiliated companies (cost $226,906,119)	226,906,119
4,303,827,821
Cash	780,930
Receivables and other assets:
Interest and dividends	8,810,388
Shares of capital stock sold	8,571,913
Investments sold	8,505,080
Other	352,535
Total assets	4,330,848,667
Liabilities
Appreciated options written, at value (premiums received $13,917,032)	4,509,085
Depreciated options written, at value (premiums received $14,807,833)	18,833,024
Payables and other liabilities:
Investments purchased	52,024,220
Shares of capital stock redeemed	5,271,348
Distribution and service plan fees	783,827
Transfer and shareholder servicing agent fees	522,977
Directors’ compensation	317,643
Shareholder communications	181,693
Dividends	118
Other	77,507
Total liabilities	82,521,442
Net Assets	$4,248,327,225
Composition of Net Assets
Par value of shares of capital stock	$15,113
Additional paid-in capital	3,601,167,831
Accumulated net investment loss	(15,424,087)
Accumulated net realized loss on investments and foreign currency transactions	(29,827,013)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	692,395,381
Net Assets	$4,248,327,225

OPPENHEIMER EQUITY INCOME FUND, INC.	27

STATEMENT OF ASSETS AND LIABILITIES    Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,053,617,095 and 105,126,073 shares of capital stock outstanding)	$29.05
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$30.82
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $156,557,382 and 6,371,281 shares of capital stock outstanding)	$24.57
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $599,321,723 and 24,341,078 shares of capital stock outstanding)	$24.62
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $33,343,652 and 1,149,047 shares of beneficial interest outstanding)	$29.02
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $153,256,757 and 5,455,056 shares of capital stock outstanding)	$28.09
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $252,230,616 and 8,688,048 shares of capital stock outstanding)	$29.03

See accompanying Notes to Financial Statements.

28	OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENT OF OPERATIONS    For the Six Months Ended April 30, 2013 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $442,043)	$55,647,983
Affiliated companies	1,466,043
Interest	16,257,380
Total investment income	73,371,406
Expenses
Management fees	10,553,601
Distribution and service plan fees:
Class A	3,194,620
Class B	727,771
Class C	2,515,633
Class N	328,605
Transfer and shareholder servicing agent fees:
Class A	2,318,893
Class B	236,451
Class C	466,022
Class I	3,561
Class N	214,847
Class Y	137,050
Shareholder communications:
Class A	156,375
Class B	22,043
Class C	34,555
Class I	233
Class N	5,391
Class Y	5,133
Directors’ compensation	49,096
Custodian fees and expenses	16,804
Other	212,666
Total expenses	21,199,350
Less waivers and reimbursements of expenses	(34,322)
Net expenses	21,165,028
Net Investment Income	52,206,378

OPPENHEIMER EQUITY INCOME FUND, INC.	29

STATEMENT OF OPERATIONS    Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$92,061,610
Affiliated companies	(2,059,088)
Closing and expiration of option contracts written	3,175,042
Foreign currency transactions	5,817
Net realized gain	93,183,381
Net change in unrealized appreciation/depreciation on:
Investments	406,118,354
Translation of assets and liabilities denominated in foreign currencies	(4,988)
Option contracts written	5,693,377
Net change in unrealized appreciation/depreciation	411,806,743
Net Increase in Net Assets Resulting from Operations	$557,196,502

See accompanying Notes to Financial Statements.

30	OPPENHEIMER EQUITY INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations
Net investment income	$52,206,378	$72,330,439
Net realized gain	93,183,381	93,447,356
Net change in unrealized appreciation/depreciation	411,806,743	280,763,821
Net increase in net assets resulting from operations	557,196,502	446,541,616
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(45,827,178)	(68,470,090)
Class B	(2,380,780)	(3,705,335)
Class C	(8,385,884)	(11,411,195)
Class I	(300,498)	(5,172)
Class N	(2,125,085)	(3,000,761)
Class Y	(3,974,804)	(4,239,736)
	(62,994,229)	(90,832,289)
Distributions from net realized gain:
Class A	(26,642,781)	—
Class B	(1,790,037)	—
Class C	(5,758,684)	—
Class I	(100,130)	—
Class N	(1,368,664)	—
Class Y	(2,106,354)	—
	(37,766,650)	—
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	226,279,546	112,148,407
Class B	(6,534,241)	1,917,712
Class C	80,143,278	46,615,679
Class I	19,632,504	10,068,007
Class N	12,982,070	14,552,611
Class Y	26,040,908	75,500,314
	358,544,065	260,802,730
Net Assets
Total increase	814,979,688	616,512,057
Beginning of period	3,433,347,537	2,816,835,480
End of period (including accumulated net investment loss of $15,424,087 and $4,636,236, respectively)	$4,248,327,225	$3,433,347,537

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY INCOME FUND, INC.	31

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$25.80	$22.95	$22.87	$19.23	$15.65	$29.86
Income (loss) from investment operations:
Net investment income[2]	.39	.61	.51	.40	.70	.63
Net realized and unrealized gain (loss)	3.60	2.97	.11	3.65	3.62	(10.24)
Total from investment operations	3.99	3.58	.62	4.05	4.32	(9.61)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.73)	(.54)	(.41)	(.74)	(.62)
Distributions from net realized gain	(.27)	—	—	—	—	(3.98)
Total dividends and/or distributions to shareholders	(.74)	(.73)	(.54)	(.41)	(.74)	(4.60)
Net asset value, end of period	$29.05	$25.80	$22.95	$22.87	$19.23	$15.65
Total Return, at Net Asset Value[3]	15.89%	15.94%	2.64%	21.25%	28.82%	(37.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,053,617	$2,494,276	$2,116,802	$918,456	$323,033	$199,650
Average net assets (in thousands)	$2,696,260	$2,276,255	$1,591,296	$593,104	$225,561	$292,638
Ratios to average net assets:[4]
Net investment income	2.97%	2.51%	2.13%	1.86%	4.29%	2.85%
Total expenses [5]	1.01%	1.06%	1.09%	1.21%	1.36%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.06%	1.09%	1.21%	1.36%	1.25%
Portfolio turnover rate	17%	30%	37%[6]	60%	105%	78%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.01%
Year Ended October 31, 2012	1.06%
Year Ended October 31, 2011	1.09%
Year Ended October 29, 2010	1.21%
Year Ended October 31, 2009	1.36%
Year Ended October 31, 2008	1.25%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

32	OPPENHEIMER EQUITY INCOME FUND, INC.

Class B	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$21.95	$19.64	$19.68	$16.61	$13.63	$26.48
Income (loss) from investment operations:
Net investment income[2]	.23	.32	.25	.18	.50	.38
Net realized and unrealized gain (loss)	3.03	2.55	.08	3.15	3.11	(8.95)
Total from investment operations	3.26	2.87	.33	3.33	3.61	(8.57)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.56)	(.37)	(.26)	(.63)	(.30)
Distributions from net realized gain	(.27)	—	—	—	—	(3.98)
Total dividends and/or distributions to shareholders	(.64)	(.56)	(.37)	(.26)	(.63)	(4.28)
Net asset value, end of period	$24.57	$21.95	$19.64	$19.68	$16.61	$13.63
Total Return, at Net Asset Value[3]	15.30%	14.90%	1.61%	20.22%	27.69%	(37.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,557	$146,117	$128,777	$65,791	$31,723	$24,862
Average net assets (in thousands)	$147,073	$138,448	$96,706	$48,363	$24,503	$42,007
Ratios to average net assets:[4]
Net investment income	2.06%	1.56%	1.20%	0.96%	3.57%	1.94%
Total expenses[5]	1.94%	2.02%	2.06%	2.25%	2.48%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	2.02%	2.02%	2.13%	2.22%	2.14%
Portfolio turnover rate	17%	30%	37%[6]	60%	105%	78%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.94%
Year Ended October 31, 2012	2.02%
Year Ended October 31, 2011	2.06%
Year Ended October 29, 2010	2.25%
Year Ended October 31, 2009	2.48%
Year Ended October 31, 2008	2.14%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

OPPENHEIMER EQUITY INCOME FUND, INC.	33

FINANCIAL HIGHLIGHTS    Continued

Class C	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$21.99	$19.68	$19.72	$16.65	$13.66	$26.54
Income (loss) from investment operations:
Net investment income[2]	.25	.35	.28	.19	.50	.39
Net realized and unrealized gain (loss)	3.04	2.55	.09	3.16	3.13	(8.99)
Total from investment operations	3.29	2.90	.37	3.35	3.63	(8.60)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.39)	(.59)	(.41)	(.28)	(.64)	(.30)
Distributions from net realized gain	(.27)	—	—	—	—	(3.98)
Total dividends and/or distributions to shareholders	(.66)	(.59)	(.41)	(.28)	(.64)	(4.28)
Net asset value, end of period	$24.62	$21.99	$19.68	$19.72	$16.65	$13.66
Total Return, at Net Asset Value[3]	15.43%	15.05%	1.79%	20.30%	27.77%	(37.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$599,322	$458,291	$365,942	$128,951	$44,774	$29,599
Average net assets (in thousands)	$509,319	$408,320	$269,739	$80,931	$32,357	$43,817
Ratios to average net assets:[4]
Net investment income	2.19%	1.72%	1.36%	1.02%	3.53%	1.98%
Total expenses[5]	1.78%	1.85%	1.86%	2.05%	2.28%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.85%	1.86%	2.05%	2.17%	2.11%
Portfolio turnover rate	17%	30%	37%[6]	60%	105%	78%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.78%
Year Ended October 31, 2012	1.85%
Year Ended October 31, 2011	1.86%
Year Ended October 29, 2010	2.05%
Year Ended October 31, 2009	2.28%
Year Ended October 31, 2008	2.12%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

34	OPPENHEIMER EQUITY INCOME FUND, INC.

Class I	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$25.78	$24.90
Income (loss) from investment operations:
Net investment income[2]	.41	.43
Net realized and unrealized gain	3.62	.93
Total from investment operations	4.03	1.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.48)
Distributions from net realized gain	(.27)	—
Total dividends and/or distributions to shareholders	(.79)	(.48)
Net asset value, end of period	$29.02	$25.78
Total Return, at Net Asset Value[3]	16.10%	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,344	$10,147
Average net assets (in thousands)	$24,078	$ 414
Ratios to average net assets:[4]
Net investment income	3.05%	2.73%
Total expenses[5]	0.62%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.63%
Portfolio turnover rate	17%	30%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.62%
Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY INCOME FUND, INC.	35

FINANCIAL HIGHLIGHTS    Continued

Class N	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$24.99	$22.25	$22.21	$18.70	$15.24	$29.09
Income (loss) from investment operations:
Net investment income[2]	.33	.49	.41	.30	.64	.54
Net realized and unrealized gain (loss)	3.46	2.89	.08	3.55	3.51	(9.97)
Total from investment operations	3.79	3.38	.49	3.85	4.15	(9.43)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.64)	(.45)	(.34)	(.69)	(.44)
Distributions from net realized gain	(.27)	—	—	—	—	(3.98)
Total dividends and/or distributions to shareholders	(.69)	(.64)	(.45)	(.34)	(.69)	(4.42)
Net asset value, end of period	$28.09	$24.99	$22.25	$22.21	$18.70	$15.24
Total Return, at Net Asset Value[3]	15.60%	15.51%	2.14%	20.77%	28.40%	(37.48)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,257	$124,081	$96,121	$40,582	$12,966	$10,023
Average net assets (in thousands)	$133,083	$111,920	$73,231	$25,675	$9,706	$15,221
Ratios to average net assets:[4]
Net investment income	2.57%	2.08%	1.73%	1.48%	4.08%	2.47%
Total expenses[5]	1.42%	1.48%	1.55%	1.83%	2.36%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.48%	1.50%	1.58%	1.67%	1.63%
Portfolio turnover rate	17%	30%	37%[6]	60%	105%	78%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.42%
Year Ended October 31, 2012	1.48%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.83%
Year Ended October 31, 2009	2.36%
Year Ended October 31, 2008	1.87%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

36	OPPENHEIMER EQUITY INCOME FUND, INC.

Class Y	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Period Ended October 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$25.79	$22.94	$25.76
Income (loss) from investment operations:
Net investment income[2]	.44	.66	.36
Net realized and unrealized gain (loss)	3.57	2.99	(2.78)
Total from investment operations	4.01	3.65	(2.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.80)	(.40)
Distributions from net realized gain	(.27)	—	—
Total dividends and/or distributions to shareholders	(.77)	(.80)	(.40)
Net asset value, end of period	$29.03	$25.79	$22.94
Total Return, at Net Asset Value[3]	16.03%	16.30%	(9.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252,230	$200,436	$109,193
Average net assets (in thousands)	$210,751	$131,940	$50,333
Ratios to average net assets:[4]
Net investment income	3.28%	2.73%	2.32%
Total expenses[5]	0.72%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.76%	0.80%
Portfolio turnover rate	17%	30%	37%[6]

1. For the period from February 28, 2011 (inception of offering) to October 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.72%
Year Ended October 31, 2012	0.76%
Period Ended October 31, 2011	0.80%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

OPPENHEIMER EQUITY INCOME FUND, INC.	37

NOTES TO FINANCIAL STATEMENTS    April 30, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to

38	OPPENHEIMER EQUITY INCOME FUND, INC.

meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of April 30, 2013 is as follows:

Cost	$76,871,282
Market Value	$97,533,750
Market Value as a % of Net Assets	2.30%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

OPPENHEIMER EQUITY INCOME FUND, INC.	39

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2012, the Fund utilized $47,862,150 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $8,483,082. Details of the fiscal year ended October 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains

Expiring
2016	$39,275,756
2017	66,712,719

Total	$105,988,475

Of these losses, $105,988,475 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $21,332,975 per year and have expiration dates ranging from October 31, 2016 to October 31, 2017.

As of April 30, 2013, it is estimated that the capital loss carryforwards would be $12,805,094 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2013, it is estimated that the Fund will utilize $93,183,381 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other

40	OPPENHEIMER EQUITY INCOME FUND, INC.

investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,623,116,029
Federal tax cost of other investments	(28,724,865)

Total federal tax cost	$3,594,391,164

Gross unrealized appreciation	$780,539,419
Gross unrealized depreciation	(94,444,871)

Net unrealized appreciation	$686,094,548

Directors’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2013, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$14,120
Payments Made to Retired Directors	23,276
Accumulated Liability as of April 30, 2013	174,742

The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

OPPENHEIMER EQUITY INCOME FUND, INC.	41

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations

42	OPPENHEIMER EQUITY INCOME FUND, INC.

are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

OPPENHEIMER EQUITY INCOME FUND, INC.	43

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

44	OPPENHEIMER EQUITY INCOME FUND, INC.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$468,055,125	$—	$—	$468,055,125
Consumer Staples	149,280,070	—	—	149,280,070
Energy	441,419,415	48	—	441,419,463
Financials	949,176,573	9,975,000	—	959,151,573
Health Care	363,018,225	—	—	363,018,225
Industrials	137,861,202	—	—	137,861,202
Information Technology	296,581,125	—	—	296,581,125
Materials	194,554,350	—	—	194,554,350
Telecommunication Services	250,604,983	—	—	250,604,983
Utilities	105,293,272	3,715,156	—	109,008,428
Preferred Stocks	40,657,225	118,180,336	—	158,837,561
Rights, Warrants and Certificates	8,020,800	—	—	8,020,800
Mortgage-Backed Obligations	—	8,154,080	—	8,154,080
U.S. Government Obligations	—	486,038	—	486,038
Foreign Government Obligations	—	2	—	2
Non-Convertible Corporate Bonds and Notes	—	92,750,685	—	92,750,685
Convertible Corporate Bonds and Notes	—	307,429,223	—	307,429,223
Structured Securities	—	131,189,019	—	131,189,019
Options Purchased	519,750	—	—	519,750
Investment Company	226,906,119	—	—	226,906,119

Total Assets	$3,631,948,234	$671,879,587	$—	$4,303,827,821

OPPENHEIMER EQUITY INCOME FUND, INC.	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(4,509,085)	$—	$—	$(4,509,085)
Depreciated options written, at value	(18,833,024)	—	—	(18,833,024)

Total Liabilities	$(23,342,109)	$—	$—	$(23,342,109)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Capital Stock

The Fund has authorized one billion shares of $0.0001 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	18,052,818	$485,626,659	27,311,664	$659,439,036
Dividends and/or distributions reinvested	2,622,151	66,681,826	2,649,369	62,501,553
Redeemed	(12,214,209)	(326,028,939)	(25,542,696)	(609,792,182)

Net increase	8,460,760	$226,279,546	4,418,337	$112,148,407

Class B
Sold	418,482	$9,604,841	1,723,951	$35,252,222
Dividends and/or distributions reinvested	183,546	3,935,357	173,244	3,465,508
Redeemed	(888,712)	(20,074,439)	(1,795,207)	(36,800,018)

Net increase (decrease)	(286,684)	$(6,534,241)	101,988	$1,917,712

Class C
Sold	5,006,509	$114,858,508	6,395,596	$132,167,803
Dividends and/or distributions reinvested	587,299	12,654,236	498,770	10,034,084
Redeemed	(2,091,001)	(47,369,466)	(4,650,888)	(95,586,208)

Net increase	3,502,807	$80,143,278	2,243,478	$46,615,679

46	OPPENHEIMER EQUITY INCOME FUND, INC.

	Six Months Ended April 30, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount
Class I
Sold	853,417	$22,190,656	394,414	$10,089,681
Dividends and/or distributions reinvested	15,345	400,309	191	4,978
Redeemed	(113,271)	(2,958,461)	(1,049)	(26,652)

Net increase	755,491	$19,632,504	393,556	$10,068,007

Class N
Sold	1,276,038	$33,439,956	1,878,824	$43,578,275
Dividends and/or distributions reinvested	128,335	3,151,168	118,077	2,695,198
Redeemed	(915,006)	(23,609,054)	(1,350,680)	(31,720,862)

Net increase	489,367	$12,982,070	646,221	$14,552,611

Class Y
Sold	3,115,468	$84,039,272	5,180,844	$127,335,454
Dividends and/or distributions reinvested	182,723	4,647,196	126,004	3,009,754
Redeemed	(2,381,237)	(62,645,560)	(2,296,371)	(54,844,894)

Net increase	916,954	$26,040,908	3,010,477	$75,500,314

1. For the year ended October 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2013, were as follows:

	Purchases	Sales
Investment securities	$702,904,976	$603,582,654

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Over $5.0 billion	0.45

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the

OPPENHEIMER EQUITY INCOME FUND, INC.	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class,

48	OPPENHEIMER EQUITY INCOME FUND, INC.

the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class B	$3,143,751
Class C	6,974,205
Class N	1,564,644

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2013	$1,053,977	$9,672	$124,065	$24,064	$1,326

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2013, the Manager waived fees and/or reimbursed the Fund $33,186 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class N	$1,136

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and

OPPENHEIMER EQUITY INCOME FUND, INC.	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

50	OPPENHEIMER EQUITY INCOME FUND, INC.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPPENHEIMER EQUITY INCOME FUND, INC.	51

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Valuations of derivative instruments as of April 30, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts				Appreciated options written, at value	$4,509,085
Equity contracts	Investments, at value	$519,750	*	Depreciated options written, at value	18,833,024

Total		$519,750			$23,342,109

*Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Total
Equity contracts	$9,329,493	$3,175,042	$12,504,535

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total
Equity contracts	$(829,486)	$5,693,377	$4,863,891

*Includes purchased option contracts and purchased swaption contracts, if any.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

52	OPPENHEIMER EQUITY INCOME FUND, INC.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $713,655 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $3,465,600 and $20,955,134 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended April 30, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
October 31, 2012	20,840	$1,788,733	59,192	$12,368,279
Options written	196,507	18,909,824	287,154	68,586,797
Options closed or expired	(141,044)	(13,236,179)	(247,797)	(44,672,105)
Options exercised	(33,626)	(3,335,065)	(5,793)	(11,685,419)

Options outstanding as of
April 30, 2013	42,677	$4,127,313	92,756	$24,597,552

7. Restricted Securities

As of April 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

OPPENHEIMER EQUITY INCOME FUND, INC.	53

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court

54	OPPENHEIMER EQUITY INCOME FUND, INC.

against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER EQUITY INCOME FUND, INC.	55

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56	OPPENHEIMER EQUITY INCOME FUND, INC.

OPPENHEIMER EQUITY INCOME FUND, INC.

Directors and Officers

Brian F. Wruble, Chairman of the Board of Directors and Director
David K. Downes, Director

Matthew P. Fink, Director

Edmund P. Giambastiani, Jr., Director

Phillip A. Griffiths, Director

Mary F. Miller, Director

Joel W. Motley, Director

Joanne Pace, Director

Mary Ann Tynan, Director

Joseph M. Wikler, Director

Peter I. Wold, Director

William F. Glavin, Jr., Director, President and Principal Executive Officer

Michael S. Levine, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER EQUITY INCOME FUND, INC.	57

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

58	OPPENHEIMER EQUITY INCOME FUND, INC.

PRIVACY POLICY NOTICE

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER EQUITY INCOME FUND, INC.	59

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

OppenheimerFunds are distributed by OppenheimerFunds Distributor, Inc.

RS0835.001.0413 June 21, 2013

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a)	Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 6/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 6/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 6/11/2013